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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
                        (DATE OF EARLIEST EVENT REPORTED)
                               SEPTEMBER 13, 2001


                          HCC INSURANCE HOLDINGS, INC.
               (EXACT NAME OR REGISTRANT SPECIFIED IN ITS CHARTER)

 STATE OR OTHER                     COMMISSION                     IRS EMPLOYER
  JURISDICTION                     FILE NUMBER:                   IDENTIFICATION
OF INCORPORATION:                                                     NUMBER:

    DELAWARE                          0-20766                       76-0336636


                             13403 NORTHWEST FREEWAY
                            HOUSTON, TEXAS 77040-6094
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                         REGISTRANT'S TELEPHONE NUMBER,
                      INCLUDING AREA CODE - (713) 690-7300


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ITEM 5. OTHER EVENTS

1. On September 13, 2001, HCC Insurance Holdings, Inc. ("HCC") issued an announcement related to the September 11, 2001 terrorist attack in New York, New York and its anticipated impact on HCC's third quarter 2001 results.

2. On September 14, 2001, HCC issued an announcement that its Board of Directors had approved a stock repurchase program

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (b) Exhibits.

            99.1 Press Release dated September 13, 2001, related to the September 11, 2001 terrorist attack in New York, New York and its anticipated impact on HCC's third quarter 2001 results.

            99.2 Press Release dated September 14, 2001 announcing the HCC Board of Directors approval of a stock repurchase program.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 14, 2001             HCC INSURANCE HOLDINGS, INC.



                                      By: /s/ Christopher L. Martin
                                         --------------------------------------
                                          Christopher L. Martin
                                          Vice President and General Counsel


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                                  EXHIBIT INDEX


EXHIBIT
  NO.       DESCRIPTION
-------     -----------
99.1        Press Release dated September 13, 2001, related to the September 11,
            2001 terrorist attack in New York, New York and its anticipated impact on HCC's third quarter 2001 results.

99.2        Press Release dated September 14, 2001 announcing the HCC Board of
            Directors approval of a stock repurchase program.